Item 12 (b).  Exhibits.


                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:   USAA MUTUAL FUNDS TRUST

                  Tax Exempt Long-Term Fund
                  Tax Exempt Intermediate-Term Fund
                  Tax Exempt Short-Term Fund
                  Tax Exempt Money Market Fund
                  California Bond Fund
                  California Money Market Fund
                  New York Bond Fund
                  New York Money Market Fund
                  Virginia Bond Fund
                  Virginia Money Market Fund
                  Florida Tax-Free Income Fund
                  Florida Tax-Free Money Market Fund


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2009, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.


Date:  06/01/2009                                 /S/ CHRISTOPHER W. CLAUS
       -----------                                -------------------------
                                                     Christopher W. Claus
                                                     President

                            SECTION 906 CERTIFICATION

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Name of Issuer:   USAA MUTUAL FUNDS TRUST

                  Tax Exempt Long-Term Fund
                  Tax Exempt Intermediate-Term Fund
                  Tax Exempt Short-Term Fund
                  Tax Exempt Money Market Fund
                  California Bond Fund
                  California Money Market Fund
                  New York Bond Fund
                  New York Money Market Fund
                  Virginia Bond Fund
                  Virginia Money Market Fund
                  Florida Tax-Free Income Fund
                  Florida Tax-Free Money Market Fund


In connection with the Annual Reports on Form N-CSR (Reports) of the above-named issuer for the Funds listed above for the period ended March 31, 2009, the undersigned hereby certifies, that:

1. The Reports fully comply with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Reports fairly present, in all material respects, the financial condition and results of operations of the issuer.



Date:  06/01/2009                                    /S/ ROBERTO GALINDO, JR.
       ------------                                 --------------------------
                                                        Roberto Galindo, Jr.
                                                        Treasurer